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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)          APRIL 20, 2001
                                                  --------------------------

                                MERCK & CO., INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                   NEW JERSEY
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                 (State or Other Jurisdiction of Incorporation)

           1-3305                                 22-1109110
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   (Commission File Number)           (I.R.S. Employer Identification No.)

    ONE MERCK DRIVE, PO BOX 100, WHITEHOUSE STATION, NJ           08889-0100
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        (Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code     (908) 423-1000
                                                    --------------------




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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
-----------------------------------------

     (c)  EXHIBITS

     Exhibit 99(a)       Press release issued                   Filed with
                         April 20, 2001 regarding               this document
                         earnings for first quarter

     Exhibit 99(b)       Certain supplemental information       Filed with
                         not included in the press release      this document



ITEM 9. REGULATION FD DISCLOSURE
--------------------------------

Incorporated by reference is a press release issued by the Registrant on April 20, 2001, attached as Exhibit 99(a). Also incorporated by reference is certain supplemental information not included in the press release, attached as Exhibit 99(b).





                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                           MERCK & CO., Inc.




Date:  April 20, 2001                      By: /S/ DEBRA A. BOLLWAGE
                                               -------------------------------
                                                  DEBRA A. BOLLWAGE
                                                  Assistant Secretary


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                                  EXHIBIT INDEX
                                  -------------



EXHIBIT
NUMBER         DESCRIPTION
------         -----------


 99(a)         Press release issued April 20, 2001
               regarding earnings for first quarter

 99(b)         Certain supplemental information not
               included in the press release